Exhibit 99.1

Focused on Organic Growth and Productivity

This presentation may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. “Forward-looking statements” consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood or the four businesses of Dynamit Nobel that Rockwood has acquired. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in its annual report on form 10-k on file with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events. Safe Harbor Language

Rockwood Presenters Seifi Ghasemi, Chairman & CEO Seifi Ghasemi has been Chairman and Chief Executive Officer of Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc. since November 2001. From 1997 to 2001 he was with GKN PLC, a $6.0 billion per year global industrial company. He served as a Director of the Main Board of GKN PLC and was Chairman and Chief Executive Officer of GKN Sinter Metals, Inc. and Hoeganes Corporation. Before that, for 18 years, Mr. Ghasemi was with the BOC Group PLC, a $7 billion per year global industrial gas company. He was a Director of the Main Board of the BOC Group PLC; President of BOC Americas and Chairman and Chief Executive Officer of BOC Process Plants, Ltd. and Cryostar. Mr. Ghasemi has a M.S. in mechanical engineering from Stanford University. Robert J. Zatta, Senior Vice President, CFO Bob Zatta has been Chief Financial Officer and Senior Vice President since April 2001. Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning. Prior to Campbell, worked for General Foods Corporation (Philip Morris/Kraft) and Thomas J. Lipton, Inc. Mr. Zatta has a B.S. in business administration from Merrimack College and an M.B.A. from Fairleigh Dickinson University. Timothy McKenna, Vice President Investor Relations & Communications Joined Rockwood Holdings, Inc., as vice president—investor relations and communications, in April 2006, reporting to Seifi Ghasemi, chairman and CEO. Before joining Rockwood, he was senior vice president, investor relations, communications and government relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago. Before that he spent 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals. He holds a B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University.

Rockwood Today Listed on the New York Stock Exchange (ROC) $3.0 billion specialty and advanced materials company (Pro forma including Novasep) Global market and technology leader EBITDA margin of +18% Stable and mostly inorganic raw material base Significant growth potential across the portfolio Management team owns 6% of equity

LTM Net Sales & Adjusted EBITDA – Jan ’02 to Sept ‘06 Past Five Years EBITDA Sales Yr 2002 Yr 2003 Yr 2004 Yr 2005 Yr 2006 550 750 950 1150 1350 1550 1750 1950 2150 2350 2550 2750 2950 3150 3350 Jan-02 Mar-02 May-02 Jul-02 Sep-02 Nov-02 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Sep-06 100 150 200 250 300 350 400 450 500 550 600 Net Sales Adj. EBITDA

Past Five Years Focused on building Rockwood Set up company Build organization Set up metrics Restructuring Acquisitions and Integration IPO

Moving Forward

Moving Forward Focus Portfolio We will focus on three core business sectors, where we already have: Global market position of #1 or #2 Global technology leadership EBITDA margin of +20% Limited exposure to raw material price fluctuation

Specialty Chemicals Net Sales: $984 M Adj. EBITDA: $192 M Margin%: 19.5% Pigments & Additives Net Sales: $1,111 M Adj. EBITDA: $ 235 M Margin%: 21.1% Advanced Materials Net Sales: $647 M Adj. EBITDA: $132 M Margin %: 20.4% FY 2005 Reported Financials excluding Groupe Novasepe (divested 01/09/2007). Adj. EBITDA of $519M includes $40M of corporate costs. A reconciliation of Net Income to Adjusted EBITDA is provided in Appendices. Business Segments Novasep Sold

Specialty Chemicals Pharmaceutical Batteries Products & Services for Metal Processing Brine Evaporating Ponds in Chile

Pigments & Additives TiO2 Pigments TiO2 Specialties/Nano Particles

Advanced Materials Medical Cutting Tools Piezo Applications Electronic Applications

Net Sales and Adjusted EBITDA by Segment 2005 Net Sales Excluding Novasep 2005 Adj. EBITDA Excluding Novasep FY 2005 Reported Financials excluding Groupe Novasepe (divested 01/09/2007). Adj. EBITDA of $519M includes $40M of corporate costs. A reconciliation of Net Income to Adjusted EBITDA is provided in Appendices. Specialty Materials 24% Pigments & Additives 40% Specialty Chemicals 36% Pigments & Additives 42% Specialty Materials 24% Specialty Chemicals 34%

Net Sales by Geography FY 2005 Reported Financials excluding Groupe Novasepe (divested 01/09/2007). Based on Ship-to Locations 2005 Net Sales Excluding Novasep Europe 49% Other 17% North America 34%

Diversified End-Markets FY 2005 Reported Financials excluding Groupe Novasepe (divested 01/09/2007). 2005 Net Sales Excluding Novasep Metal Treatment & General Industrial 17% Construction 15% Electronics & Telecom 15% Automotive 12% Chemicals & Plastics 12% Paper 3% Environmental 2% Others 6% Consumer Products 5% Specialty Coatings 5% Life Sciences 8%

Limited Exposure to Raw Materials & Energy Prices Energy purchases account for only ~3% of 2005 Net Sales Very limited exposure to oil price fluctuations due to inorganic focus TiO2 Slag Titanium Dioxide Pigments 1.6% Copper Mineral Timber Treatment Chemicals 1.0 Purchased iron oxide Color Pigments and Services 1.0 PVC Bulk Resin Specialty Compounds 0.9 Monoethanolamine Timber Treatment Chemicals 0.8 Cabo Quat Timber Treatment Chemicals 0.8 AOM Specialty Compounds 0.6 General plasticizer Specialty Compounds 0.6 Molybdenum Fine Chemicals 0.5 Quat Clay Based Additives 0.4 Total 8.3% Top 10 raw materials represent only 8.3% of 2005 sales Raw Material Position Energy Exposure RAW MATERIAL BUSINESS % of 2005 NET SALES

Corporate Strategy Collection of self-sufficient, highly focused and accountable business units with the following characteristics: Market leadership in each business Technology leadership in each business High margins Limited exposure to raw material price changes Adoption of a common culture throughout the company Customer service Cash generation Commitment to excellence

Management Strategy Small corporate center Minimum layers of management Total elimination of bureaucracy Implementation of culture change Development of world class and detailed operating metrics Short-term incentive plan based on Adjusted EBITDA and working capital of each unit Long-term MEP for key employees On-site communication and motivation of all employees

Moving Forward Focus portfolio Focus on organic growth +5% per year

Moving Forward Organic Growth Opportunities Specialty Chemicals Lithium Energy storage—new base raw materials and conductive salts in high performance batteries Lithium specialties in new, high potential pharmaceutical compounds Surface Treatment Mid-sized customer gains in general industrial market Expanding footprint in Asia-Pacific region

Moving Forward Organic Growth Opportunities Pigments & Additives Anatase TiO2 for Asian synthetic fiber producers Next-generation organic timber preservatives Iron oxide pigments for decorative stone Solaplex--environmentally friendly pigments for highway paints Rheological additives for water-based coatings Nanoclays to enhance composite properties in plastic and rubber compounds

Moving Forward Organic Growth Opportunities Advanced Materials Sole producer of advanced ceramic ball and cup hip joints Ceramic components for artificial knee joints in test in Europe High-performance ceramic substrates for electronics Piezo-electronics and specialized components for high-end automotive applications

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year Continue to improve productivity +3% per year

Moving Forward Focus portfolio Focus on organic growth +5% per year Bolt on acquisitions +3% sales growth per year Continue to improve productivity +3% per year Improve financial ratios Debt to EBITDA of 3.5 EBITDA margins of +19% EPS growth of +15% per year

Financial Summary

Agenda Yr 2006 Update Moving Forward

Yr 2006 Update

September YTD Highlights Demand strong across most business segments Achieved organic growth of 6.9% including price increase of 2.2% Achieved adjusted EBITDA margin of 18.5% vs. 18.4% in the same period last year Specialty Chemicals, Advanced Ceramics, Groupe Novasep and Electronics posted dramatically improved adjusted EBITDA compared to the same period last year Restructuring efforts in Groupe Novasep and Electronics produced results Significant increase in pricing of copper impacted Timber Treatment Chemicals results All other raw materials cost increases were recovered through price increase Continued improvement in productivity and cost control helped achieve the improved adjusted EBITDA margin of 18.5% vs. 18.4% in prior year

Financial Results – September YTD A reconciliation of Net Income before taxes to Adjusted EBITDA is provided. See Appendices. Excluding the impact of foreign exchange. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) ($ in Millions) Yr 2006 Yr 2005 % Change FX Adj % Change (b) Yr 2006 Yr 2005 % Change FX Adj % Change (b) 3rd Quarter $ 827.0 $ 771.7 7.2% 4.4% $ 147.6 $ 140.0 5.4% 2.4% 17.8% 18.1% -0.3 ppt Year-to-Date $ 2,495.4 $ 2,358.8 5.8% 6.9% $ 462.5 $ 433.7 6.6% 7.9% 18.5% 18.4% 0.1 ppt Adj. EBITDA Margin Adj. EBITDA Margin

Net Sales Growth – September YTD ($M) Net Sales % Change Yr 2006 YTD $ 2,495.4 Yr 2005 YTD 2,358.8 $ 136.6 5.8% Due to (Approx.): 51.2 2.2% (26.0) -1.1% 111.4 4.7% Volume/Mix Currency Pricing Change

Adjusted EBITDA Growth – September YTD ($M) Adj. EBITDA % Change Yr 2006 YTD $ 462.5 Yr 2005 YTD 433.7 $ 28.8 6.6% Due to (Approx.): 34.1 7.9% (5.3) -1.2% Currency Organic Change

Income Statement MTM of Euro denominated Debt. Gain in both ’05 and ’06 Cost associated with debt redemption during IPO in ‘05 Novasep Minority Interest. MTM of interest rate swaps. Gain in ’05 & ‘06 ’05 includes $10M of Management Termination Fee ($M) September YTD Yr 2006 Yr 2005 Net Sales $ 2,495.4 $ 2,358.8 Gross Margin 765.9 722.1 31% 31% Operating Income 283.2 251.9 11% 11% Interest Expense - MTM of Swaps 6.4 12.6 Interest Expense - DFC and Cash (154.1) (190.2) Loss on Early Extinguishment of Debt 0.0 (26.6) Foreign Exchange Gain 7.7 116.1 Loss on Sale of Business (12.1) 0.0 Other 2.7 0.0 Income Before Tax $ 133.8 $ 163.8 Tax Provision 34.5 52.5 Net Income before Minority Interest $ 99.3 $ 111.3 Minority Interest (0.8) 2.3 Net Income $ 98.5 $ 113.6 Operating Income % Gross Margin %

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) 2006 2005 Net income (loss) 98.5 $ 113.6 $ Income tax provision 34.5 52.5 Minority interest 0.8 (2.3) Income (loss) before taxes and minority interest 133.8 163.8 Interest expense, net (a) 147.7 177.6 Depreciation and amortization 165.2 154.7 Restructuring and related charges (b) 3.9 9.2 CCA litigation defense costs 0.8 1.4 Systems/organization establishment expenses 7.3 3.3 Cancelled acquisition and disposal costs 1.3 0.6 Inventory write-up reversal 0.9 3.1 Management services agreement termination fee (c) - 10.0 Loss on early extinguishment of debt (c) - 26.6 Gains related to asset sales (0.7) - Loss on sale of business 12.1 - Foreign exchange gain, net (7.7) (116.1) Other (2.1) (0.5) Total Adjusted EBITDA 462.5 $ 433.7 $ Nine months ended September 30,

Earnings Per Share – September YTD ($M) Net Income EPS 6 Reported Net Income 98.5 1.31 Non-Recurring Items (Gain)/Loss on Rohner Divestiture 1 (10.9) (0.14) MTM Swaps (Gain)/Loss 2 (3.9) (0.05) FX (Gain)/Loss on Euro Debt 3 (5.2) (0.07) Restructuring 4 2.6 0.03 System Organization/Establishment Expenses 4.4 0.06 Other Miscellaneous One- Time Charges 5 0.1 0.00 Valuation Allowance 0.3 0.00 1 P&L Impact due to the Sale of Rohner. 2 P&L impact due to the market-to-market valuation of the interest swaps. 3 Results from the impact of the Euro/GBP on our euro-denominated debt. 4 Costs associated with restructuring efforts in Wafer Reclaim, Specialty Chemicals and Performance Additives. 5 Includes Inventory stepup reversal, CCA litigation cost, cancelled acquisition and disposal costs, gain on disposal of assets and others. 6 Based on 75,001 diluted shares based on the Treasury Stock Method. Yr 2006 YTD

Total Net Debt / LTM Adjusted EBITDA 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06

CAPEX Total CAPEX % of Sales 6.8% 6.4% 7.3% 6.4% Sustainable CAPEX 3% of Sales 5.7% $148 $156 $212 $199 $142 2002 PF 2003 PF 2004 PF 2005 2006 Q3 YTD

Normalized Free Cash Flow – September YTD ($M) Yr 2006 YTD Adjusted EBITDA 462.5 $ WC Change (a) (33.2) Cash Taxes (b) (24.2) Cash Interest (c) (146.9) Cash From Operating Activities (d) 258.2 CAPEX (e) (142.4) Free Cash Flow 115.8 Free Cash Flow per Diluted Share $1.54 (a) Includes changes in accounts receivable -$20.1M, inventories -$28.1M, prepaid expenses +$18.7M, accounts payable -$27.0M, income tax payable +$18.7M, and accrued expenses +5.4M. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. (b) Equals tax provision of $34.5M minus deferred income tax of $10.3M. (c) See p. 28 of this presentation. (d) The operating cash flow of $246.7M in the 10-Q includes $11.5M of one-time costs including: restructuring charges, CCA litigation costs, system/organization establishment costs, cancelled acquisition and disposal costs, bad debt provision and other. (e) CAPEX net of proceeds on sale of property, plant and equipment.

Full Year Outlook FY 2005 Yr 2006 Outlook Net Sales Growth $3.1 Billion +6 to 7% Adj. EBITDA $ 571 Million Adj. EBITDA % of Sales 18.4% Maintain Margin

Moving Forward

Rockwood Growth History Net SALES $ EBITDA Margin % SALES +40% Per Year Growth Consistent EBITDA Margin % $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 Yr 2001 Yr 2002 Yr 2003 Yr 2004 Yr 2005 10% 12% 14% 16% 18% 20%

Rockwood Growth History - Proforma Net SALES $ 19.3% 19.1% 18.5% 18.3% EBITDA % of SALES 18.5% $2,182 $2,451 $2,913 $3,121 $2,495 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 2002PF 2003PF 2004PF Yr 2005 Yr 2006 Sept YTD

Existing Portfolio EBIDTA Margin – Yr 2005 75% of net sales 83% of EBITDA Businesses with # 1 or # 2 Market Position Sold 25% 22% 21% 20% 15% 14% 12% 0% 5% 10% 15% 20% 25% Advanced Ceramics Performance Additives Specialty Chemicals TiO2Pigments 1 Electronics Groupe Novasep Specialty Compounds

Net Debt Summary ($M) 12/31/2005 Leverage 9/30/2006 Leverage Interest Rate B/S FX 1.18 1.27 LTM Adj EBITDA 570.9 $ 599.7 $ Sr. Debt 1,825.8 $ 3.20 x 1,796.2 $ 3.00 x 6.78% Sr. Sub.Notes 2011 273.4 0.48 x 273.4 0.46 x 10.63% Sr. Sub.Notes 2014 642.4 1.12 x 675.3 1.13 x 7.59% 2,741.6 $ 4.80x 2,744.9 $ 4.58 x 6.97% Net Debt

Going Forward Following the sale of Novasep, Rockwood financial targets are: Drive Revenue Growth Target 8% (5% organic, 3% bolt-on) Improve EBITDA margins to 19% Potential to improve based on portfolio structure Invest CAPEX in the range of 6 to 7% Net Sales Use excess cash to pay down debt Improve EPS Target +15%

Summary

Summary Rockwood is a focused specialty and advanced materials company with global market and technology leadership positions Rockwood has EBITDA margins of +18% Rockwood is targeting EPS growth of 15% per year Rockwood has steadily strengthened its balance sheet and will further reduce debt in 2007 Rockwood has a management team which owns 6% of equity and whose first priority is creating shareholder value Rockwood has established a reputation for profitable growth, successful and timely implementation of strategic goals and a disciplined approach to acquisitions

Appendices

Consolidated Reconciliation of Net Income to Adjusted EBITDA ($ in millions) 2006 2005 Net income (loss) 98.5 $ 113.6 $ Income tax provision 34.5 52.5 Minority interest 0.8 (2.3) Income (loss) before taxes and minority interest 133.8 163.8 Interest expense, net (a) 147.7 177.6 Depreciation and amortization 165.2 154.7 Restructuring and related charges (b) 3.9 9.2 CCA litigation defense costs 0.8 1.4 Systems/organization establishment expenses 7.3 3.3 Cancelled acquisition and disposal costs 1.3 0.6 Inventory write-up reversal 0.9 3.1 Management services agreement termination fee (c) - 10.0 Loss on early extinguishment of debt (c) - 26.6 Gains related to asset sales (0.7) - Loss on sale of business 12.1 - Foreign exchange gain, net (7.7) (116.1) Other (2.1) (0.5) Total Adjusted EBITDA 462.5 $ 433.7 $ Nine months ended September 30,

Consolidated Reconciliation of Net Cash to Adjusted EBITDA ($ in millions) 2006 2005 Net cash provided by operating activities 246.7 $ 198.9 $ Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 33.2 16.7 Current portion of income tax provision 24.2 34.0 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 146.9 157.8 Restructuring and related charges 3.9 9.2 CCA litigation defense costs 0.8 1.4 Systems/organization establishment expenses 7.3 3.3 Cancelled acquisition and disposal costs 1.3 0.6 Inventory write-up reversal 0.9 3.1 Management services agreement termination fee - 10.0 Bad debt provision (0.6) (0.8) Other (2.1) (0.5) Total Adjusted EBITDA 462.5 $ 433.7 $ Nine months ended September 30,

FX Impact on Results FX Total Effect Organic Statement of operations data: Net sales: Specialty Chemicals 43.3 $ 6.7% (9.0) $ 52.3 $ Performance Additives 67.4 13.0 (2.1) 69.5 Titanium Dioxide Pigments 10.1 3.2 (5.6) 15.7 Advanced Ceramics 2.7 1.0 (3.5) 6.2 Groupe Novasep (19.9) (7.1) (4.8) (15.1) Specialty Compounds 13.6 7.6 0.2 13.4 Electronics 19.4 14.4 (1.2) 20.6 Total Net Sales 136.6 5.8 (26.0) 162.6 Adjusted EBITDA: Specialty Chemicals 17.9 13.4% (2.0) $ 19.9 $ Performance Additives (10.9) (9.2) (0.5) (10.4) Titanium Dioxide Pigments 1.4 2.2 (0.9) 2.3 Advanced Ceramics 5.0 7.1 (0.9) 5.9 Groupe Novasep 14.3 40.5 (1.0) 15.3 Specialty Compounds 2.8 13.1 0.1 2.7 Electronics 7.4 36.1 (0.2) 7.6 Corporate costs and eliminations (9.1) (31.0) 0.1 (9.2) Total Adjusted EBITDA 28.8 $ 6.6% (5.3) $ 34.1 $ Change: Nine months ended September 30, 2006 versus 2005 ($ in millions) % Change